August 2, 2023 Earnings Conference Call Second Quarter 2023

2 Cautionary Statements Regarding Forward-Looking Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to “E” after a year or time period indicates the information for that year or time period is an estimate. Any reference to expected average outstanding shares is exclusive of any equity offerings. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2022 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ Second Quarter 2023 Quarterly Report on Form 10-Q (filed on August 2, 2023) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

3 Non-GAAP Financial Measures Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Historical results were revised from amounts previously reported to reflect only Exelon continuing operations. Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix • Adjusted operating and maintenance expense excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items • Operating ROE is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission). • Adjusted cash from operations primarily includes cash flows from operating activities adjusted for common dividends and change in cash on hand Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods. This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Exelon’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations. Exelon has provided these non- GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

4 Key Messages Financial and Operational Excellence Regulatory & Other Developments Long-Term Outlook • Delivered earnings right in line with expectations ‒ GAAP Earnings of $0.34 per share in Q2 2023 versus $0.47 per share in Q2 2022 ‒ Adjusted Operating Earnings* of $0.41 per share in Q2 2023 versus $0.44 per share in Q2 2022 • Best-on-record reliability performance for the second quarter at ComEd, PECO, and PHI • On track to deploy $7.2 billion of capital in 2023, with 50% complete through the first half of 2023 (1) 2022 Exelon Sustainability Report can be found in the Sustainability section of the Company's website. (2) 2023 earnings guidance based on expected average outstanding shares of 996M. ComEd’s 2023 earnings guidance is based on a forward 30-year Treasury yield as of 1/31/2023. (3) Based off the midpoint of Exelon’s 2021 Adjusted EPS* guidance range of $2.06 - $2.14 as disclosed at Analyst Day in January 2022. (4) Based off the midpoint of Exelon’s 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at Analyst Day in January 2022. • Successful completion of the three-year Deferred Prosecution Agreement (DPA) • All distribution rate cases proceeding in line with schedules • Awarded $870 million in transmission projects by PJM to address reliability needs predominantly in eastern Maryland resulting from plant retirement, with expected completion by the end of 2028 • Increased spend with diversity-certified suppliers to $2.9 billion in 2022 - an increase of more than 56% since 2018 as published in the 2022 Exelon Sustainability Report(1) • Reaffirm 2023 Adjusted Operating Earnings* of $2.30 - $2.42 per share(2) • Investing ~$31 billion of capital expenditures from 2023-2026, resulting in expected rate base growth of ~8% • Reaffirming operating EPS* compounded annual growth of 6-8% from 2021-2025(3) and from 2022-2026(4) with expectation to be at midpoint or better • ~60% dividend payout ratio resulting in dividend growing in-line with targeted 6-8% operating EPS* CAGR through 2026

5 Operating Highlights Quartile Q1 Q2 Q3 Q4 Operations Metric YTD 2023 BGE ComEd PECO PHI Safety OSHA Recordable Rate(1) Electric Operations 2.5 Beta SAIFI (Outage Frequency)(2) 2.5 Beta SAIDI (Outage Duration)(3) Customer Operations Customer Satisfaction(4) Gas Operations Gas Odor Response(5) No Gas Operations • Reliability remains strong ― ComEd achieved top decile SAIFI and SAIDI performance ― ComEd, PECO, and PHI recorded best-on-record performance in both SAIFI and SAIDI • ComEd, PECO, and PHI achieved second quartile OSHA Recordable performance, and BGE recorded third quartile ― Performance driven by low-severity incidents, which are being addressed by utility-specific action plans • Industry-leading Gas Odor Response performance continues, as BGE, PECO, and PHI upheld top decile • Utilities remain second quartile in customer satisfaction ― Continue to focus on enhancing communications and being responsive to customers’ service needs Note: quartiles are calculated using results reported in 2021 by a panel of peer companies that are deemed most comparable to Exelon’s utilities (1) Reflects the number of work-related injuries or illnesses requiring more than first-aid treatment, per 100 employees as of June 30, 2023 (source: EEI Safety Survey, T&D Peer Panel only). (2) Reflects the average number of interruptions per customer as YE projection (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA). (3) Reflects the average time to restore service to customer interruptions as YE projection (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA). (4) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to Escalent as of June 30, 2023. (5) Reflects the percentage of calls responded to in 1 hour or less as of June 30, 2023 (sources: PSE&G Peer Panel Gas Survey and AGA Best Practices Survey).

Q2 2023 QTD Adjusted Operating Earnings* Waterfall Note: Amounts may not sum due to rounding (1) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base. (2) Reflects revenue related to the carbon mitigation credit (CMC) regulatory asset carrying costs. Beginning in June 2022 ComEd provided CMC bill credits to customers, and a mismatch between the credits and the cash paid from participating nuclear-powered facilities is being carried as a regulatory asset by ComEd outside of the distribution formula rate. Beginning in 2023 ComEd is recovering a portion of those incremental financing costs, which are not included here, through the required application of the ICC determined customer deposit rate of 5% on the remaining uncollected balance. (3) Reflects new gas distribution rates effective on January 1, 2023. (4) 2023 earnings guidance based on expected average outstanding shares of 996M. ComEd’s 2023E earnings guidance is based on a forward 30-year Treasury yield as of 1/31/2023. $0.23 $0.10 $0.14 $0.04 ($0.07) Q2 2022 $0.02 ComEd ($0.04) PECO BGE $0.02 PHI ($0.03) Corp $0.04 $0.10 $0.12 $0.25 ($0.10) Q2 2023 $0.44 $0.41 $0.01 Distribution Rates(1) $0.01 CMC Carrying Costs(2) $0.01 Gas Distribution Rates(3) ($0.03) Unfavorable Weather ($0.01) Depreciation and Amortization ($0.01) Other $0.01 Distribution Rates ($0.01) Interest Expense $0.01 Distribution and Transmission Rates $0.01 Other 6 Reaffirming 2023 Adjusted Operating Earnings* of $2.30 - $2.42 per share(4) BGE PECO PHI ComEd Corp ($0.03) Interest Expense

7 2023 2024 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr Expected/Received Order Date Q2 2024 Dec 2023 Q1 2024 Dec 2023 Q2 2024 (3) Jun 2024 (4) Rate case filed Rebuttal testimony Initial briefs Final commission order Intervenor direct testimony Evidentiary hearings Reply briefs Settlement agreement CF IT RT EH IB RB FO SA DPL DE Electric ComEd(1) ACE Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change. (1) ComEd’s MYP schedule. On April 21, 2023, ComEd filed its 2022 formula rate reconciliation seeking recovery of $247M for rates effective on January 1, 2024. Intervenor testimony was received on July 11, 2023. An order is expected by December 17, 2023. (2) In its Annual Informational Filings filed with the MDPSC on March 31, 2022 and March 31, 2023, BGE is requesting to recover an imbalance of $17.8M for 2021 and $58.7M for 2022. An order is expected to coincide with MYP by December 14, 2023. (3) Pepco cannot predict the exact timing of the DCPSC decision. (4) Based on settlement agreement filed July 21, 2023 to (a) establish a revenue deferral mechanism to allow the Company to recover its full Commission-authorized 12-month rate year 1 increase between July 1, 2024 through March 31, 2025, and (b) extend the procedural schedule to address intervenor resource constraints. IT RT EH IB RB BGE(2) IT RT EH IB RB FO FO Pepco DC CF IT RT EH Pepco MD CF IT RT EH FO FO Exelon Distribution Rate Case Updates FOIT RT EH IB RB

8 Featured Capital Investment PECO’s Civic Terminal Yard Substation Installation of a new 69-13kV substation in Philadelphia at the Civic Terminal Yard is expected to enhance distribution and transmission reliability, increase flood resiliency, and enable PECO to supply additional capacity to the growing area Project Spend Transmission Capacity Distribution Capacity Estimated Completion Date $130 Million 69kV to 230kV Line Upgrades Two 13kV Distribution Buses Installed Q2 2024

9 Maintaining a Strong Balance Sheet is a Top Financial Priority S&P FFO / Debt %* and Moody’s CFO (Pre-WC) / Debt %* Credit Ratings(4) ExCorp ComEd PECO BGE ACE DPL Pepco Moody’s Baa2 A1 Aa3 A3 A2 A2 A2 S&P BBB A A A A A A Fitch BBB A A+ A A A A 14% 0% 12% 13% 15% 2023-2026E Average(1,2) 12% Exelon Downgrade Threshold(3) 13-14% Strong balance sheet and low-risk attributes provide strategic and financial flexibility (1) 2023–2026 average internal estimate based on S&P and Moody’s methodology, respectively. (2) Without tax repairs deduction, CAMT cash impact expected to result in 2023–2026 average at the low end of range; with tax repairs deduction, CAMT cash impact expected to result in 2023–2026 average at the high end of range. (3) S&P and Moody’s downgrade thresholds based on their published reports for Exelon Corp. (4) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco. • Executed 100% of our planned 2023 debt financing needs in Q1 and Q2, mitigating interest rate volatility over the balance of year; strong interest in debt offerings supported by the low-risk attributes of our platform: – Pure-play T&D utility company operating across 7 different regulatory jurisdictions – Largest T&D utility in the country, serving 10+ million customers – Track record of top quartile reliability performance – Geographically diverse group of utilities in supportive regulatory jurisdictions – ~100% of rate base growth covered by alternative recovery mechanisms and ~73% decoupled from volumetric risk • Expect remaining $425M million of equity by 2025 as part of balanced funding strategy

10 2023 Business Priorities and Commitments Focused on continued execution of operational, regulatory, and financial priorities to build on the strength of Exelon’s value proposition as the premier T&D utility ❖Maintain industry-leading operational excellence ❖ Achieve constructive rate case outcomes for customers and shareholders ❖ Deploy $7.2B of capex for the benefit of the customer ❖ Earn consolidated operating ROE* of 9-10% ❖ Deliver against operating EPS* guidance of $2.30 - $2.42 per share ❖Maintain strong balance sheet and execute on 2023 financing plan Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value ❖ Continue to advocate for equitable and balanced energy transition ❖ Focus on customer affordability, including through cost management

11 Additional Disclosures

12 Delivering Sustainable Value as the Premier T&D Utility Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value SUSTAINABLE VALUE ✓ Strong Growth Outlook: ~$31.3B of T&D capital from 2023-2026 to meet customer needs, resulting in expected rate base growth of 7.9% and fully regulated T&D operating EPS* growth of 6-8% from 2022-2026(1) ✓ Shareholder Returns: Expect ~60% dividend payout ratio(2) resulting in dividend growing in-line with targeted 6-8% operating EPS* CAGR through 2026 INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving 10+ million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the clean energy buildout in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Constructive Regulatory Environments: ~100% of rate base growth covered by alternative recovery mechanisms and ~73% decoupled from volumetric risk LEADING ESG PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with $425M of equity in plan (1) Based off the midpoint of Exelon’s 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at Analyst Day in January 2022. (2) Dividend is subject to approval by the Board of Directors.

13 Key Modeling Drivers and Assumptions 2023 2024 2025 2026 OpCo Drivers(1) YoY EPS Drivers(1) YoY EPS Drivers(1) YoY EPS Drivers(1) YoY EPS BGE Gas and electric MYP 1 year 3 rates, MYP 1 reconciliation (2021 and 2022), and transmission, offset by MYP 1 regulatory lag Gas and electric MYP 2 year 1 rates, MYP 1 reconciliation (2023), and transmission Gas and electric MYP 2 year 2 rates and transmission Gas and electric MYP 2 year 3 rates and transmission ComEd Distribution and transmission rate base growth; 30-Yr TSY on ROE Distribution and transmission rate base growth (MYP 1 year 1 rates) Distribution and transmission rate base growth (MYP 1 year 2 rates) Distribution and transmission rate base growth (MYP 1 year 3 rates) PECO Return to normal weather and storm, electric year 2 in 3-yr cadence of FPFTY, partially offset by year 1 gas rates, transmission, and electric DSIC tracker(2) Electric year 3 and gas year 2 in 3- yr cadence of FPFTY, offset by transmission and DSIC tracker(2) Year 1 electric rates, transmission, and gas DSIC tracker, partially offset by gas year 3 in 3-yr cadence of FPFTY(2) Electric year 2 in 3-yr cadence of FPFTY, partially offset by year 1 gas rates, transmission, and electric DSIC tracker(2) PHI Pepco MD MYP 1 year 3, DPL MD MYP 1 year 1, DPL DE gas and electric rates, and transmission, partially offset by Pepco DC MYP 1 stay out regulatory lag Pepco DC and MD MYP 2 year 1, DPL MD MYP 1 year 2 rates, and transmission Pepco DC and MD MYP 2 year 2, DPL MD MYP 1 year 3 rates, and transmission Pepco DC and MD MYP 2 year 3, DPL MD MYP 2 year 1 rates, and transmission Corp $1.65B of new debt and other financing costs, partially offset by the absence of disc. ops adj. Portion of $3.4B of 2024-2026 new debt and other financing costs Portion of $3.4B of 2024-2026 new debt and other financing costs Portion of $3.4B of 2024-2026 new debt and other financing costs Total YoY Growth Relative to Range Growth Below Low End of 6-8% Range Growth in Low End of 6-8% Range Growth Above 6-8% Range Growth in Middle of 6-8% Range Note: YoY earnings growth estimates are for illustrative purposes only to provide indicative YoY variability; arrows indicate incremental contribution or drag to YoY operating EPS* growth but not necessarily equivalent in terms of relative impact (1) Reflects publicly known distribution rate cases that Exelon has filed or expects to file in 2023. Excludes traditional base rate cases with filing dates that are not yet available to the public. Known and measurable drivers as of 4Q22 earnings call. (2) PECO assumes a 3-year rate case cadence of Fully Projected Future Test Year (FPFTY) for long-range planning purposes; i.e., filing in 2024 and 2025 for electric and gas distribution, respectively. (3) 2021-2025 and 2022-2026 EPS CAGRs based off the midpoints of Exelon’s 2021 Adjusted EPS* guidance range of $2.06 - $2.14 and Exelon’s 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at 2022 Analyst Day, respectively. Rate case activity and investment plan drives annual growth path towards expectation of being at midpoint or better of expected 6-8% operating EPS* CAGRs(3) for 2021 - 2025 and 2022 - 2026

Q2 2023 YTD Adjusted Operating Earnings* Waterfall Note: Amounts may not sum due to rounding (1) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base. (2) Reflects revenue related to the carbon mitigation credit (CMC) regulatory asset carrying costs. Beginning in June 2022 ComEd provided CMC bill credits to customers, and a mismatch between the credits and the cash paid from participating nuclear-powered facilities is being carried as a regulatory asset by ComEd outside of the distribution formula rate. Beginning in 2023 ComEd is recovering a portion of those incremental financing costs, which are not included here, through the required application of the ICC determined customer deposit rate of 5% on the remaining uncollected balance. (3) Reflects new gas distribution rates effective on January 1, 2023. (4) Reflects certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules. $0.43 $0.24 $0.35 $0.24 ($0.16) ($0.02) Q2 2022 $0.07 ComEd ($0.09) PECO BGE $0.05 PHI ($0.03)$0.02 Corp $0.24 $0.26 $0.29 $0.50 ($0.19) Q2 2023 $1.08 $1.11 $0.05 Distribution Rates(1) $0.02 CMC Carrying Costs(2) $0.02 Gas Distribution Rates(3) ($0.06) Unfavorable Weather ($0.01) Timing of Contracting Costs ($0.01) Depreciation and Amortization ($0.01) Interest Expense ($0.02) Other $0.02 Distribution Rates ($0.01) Interest Expense ($0.01) Other $0.05 Distribution and Transmission Rates ($0.01) Unfavorable Weather $0.01 Other 14 $0.02 BSC Allocations Adjustment for Discontinued Operations(4) ($0.05) Interest Expense $0.02 Other BGE PECO PHI ComEd Corp Discontinued Ops Adjustment(4)

15 Exelon’s Annual Earned Operating ROEs* 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% 2022202020182016 20192017 2021 Note: Represents the twelve-month periods December 31, 2016-2022 for Exelon’s utilities (excludes Corp). Earned operating ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon’s 9-10% targeted range. 2023 operating ROE* on track to be within our 9-10% targeted range

Exelon Debt Maturity Profile(1,2) Debt Balances (as of 6/30/23)(1,2) Short-Term Debt Long-Term Debt(4) Total Debt BGE - $4.6B $4.6B ComEd $0.7B $11.7B $12.4B PECO - $5.3B $5.3B PHI - $8.6B $8.6B Corp $0.5B(3) $11.2B(4) $11.7B Exelon $1.2B $41.4B $42.6B 500 500 807 750 650 1,000 303 1,250 1,178 1,093 850 295 833 1,430 675 740 600 1,400 650 741 750 1,275 2,150 1,550 750 2,150 700 650 833 500 850 360 997 600 625 1,883 175 1,225 1,200 1,650 2,400 1,540 203020272023 2024 2029 204020282025 20462026 2031 20492032 2033 20502034 2035 20442036 2037 2038 2039 2041 2042 2043 2045 2047 2048 2051 2052 2053 (1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium. (2) Long-term debt balances reflect 2023 Q2 10-Q GAAP financials, which include items listed in footnote 1. (3) Includes $500M of 364-day term loan maturing March 2024. (4) Includes $500M of 18-month term loans maturing in April 2024. Exelon’s weighted average long-term debt maturity is approximately 17 years ($M) As of 6/30/2023 16 EXC Regulated ExCorp

2023 Financing Plan(1) Capital plan financed with a balanced approach to maintain strong investment grade ratings OpCo Instrument Issuance ($M) Maturity ($M) Issued ($M)(3) Remaining ($M) FMB $975 - $975 - FMB $350 - $350 - FMB $75 - $75 - FMB $650 ($500) $650 - FMB $525 ($50) $575 - Senior Notes $600 ($300) $700 - Senior Notes $2,500 ($850)(2) $2,500 - Equity $425M of equity expected between 2023 and 2025 - - - Note: FMB represents First Mortgage Bonds (1) Financing plans are subject to change, depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions, changes in tax policies, and other factors. (2) Represents $850M of term loans repaid on March 14, 2023. (3) Issued amounts as of June 30, 2023. Pepco, ACE, and DPL priced FMBs in the private placement market in February 2023. As of June 30, 2023, Pepco, ACE, and DPL funded $250M, $75M, and $125M, respectively. Using a delayed draw feature, Pepco and DPL will fund $100M and $525M in September and November 2023, respectively. 17

18 Exelon Adjusted Operating Earnings* Sensitivities Interest Rate Sensitivity to +50bp 2023E 2024E 30-Year US Treasury Yield (1) $0.01 $0.00 Cost of Debt (2) $(0.00) $(0.01) Exelon Consolidated Effective Tax Rate 16.5% 8.9% Exelon Consolidated Cash Tax Rate 9.2% 8.3% (1) Reflects full year impact to a +50bp increase on the 30-Year US Treasury Yield impacting ComEd’s ROE net of Corporate 30-year swap impacting Exelon’s adjusted operating earnings* as of 6/30/2023. Beyond 2023, Exelon’s sensitivity relates to other ComEd long-term regulatory assets tied to interest rates, including Energy Efficiency and the Solar Rebate Program. As of 6/30/2023, Corporate entered into ~$4.9B of 30-year swaps. (2) Reflects full year impact to a +50bp increase on Corporate debt net of pre-issuance hedges and floating-to-fixed interest rate swaps as of 6/30/2023. Through 6/30/2023, Corporate entered into $520M of pre-issuance hedges through interest rate swaps.

19 Rate Case Details

20 Exelon Distribution Rate Case Updates Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr Revenue Requirement Requested ROE / Equity Ratio Expected/Received Order Date $41.8M (1,2) 10.50% / 50.50% Q2 2024 $1.54B (1,4) 4-Year MYP 2024: 10.50% / 50.58% 2025: 10.55% / 50.81% 2026: 10.60% / 51.03% 2027: 10.65% / 51.19% Dec 2023 $93.6M(1,5) 10.50% / 50.20% Q1 2024 $602.3M (1,7) 3-Year MYP 10.40% / 52.00% Dec 2023 $190.7M (1,8) 3-Year MYP 10.50%/ 50.50% Q2 2024 (9) $213.6M (1,10) 3-Year MYP 10.50%/ 50.50% Jun 2024 (11) Rate case filed Rebuttal testimony Initial briefs Final commission order Intervenor direct testimony Evidentiary hearings Reply briefs Settlement agreement CF IT RT EH IB RB FO SA DPL DE Electric ComEd(3) ACE Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change. (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) Requested revenue requirement excludes the transfer of $13.7M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power may implement full proposed rates on Jul 15, 2023, subject to refund. (3) On Apr 21, 2023, ComEd filed its 2022 formula rate reconciliation seeking recovery of $247M for rates effective on Jan 1, 2024. Intervenor testimony was received on Jul 11, 2023. An order is expected by Dec 17, 2023. (4) Reflects 4-year cumulative multi-year rate plan. ComEd proposes a phase in plan that accrues revenues but defers recovery of 35% of the 2024 increase of $980M until 2026. (5) As permitted by New Jersey law, Atlantic City Electric may implement full proposed rates on Nov 17, 2023, subject to refund. (6) In its Annual Informational Filings filed with the MDPSC on Mar 31, 2022 and Mar 31, 2023, BGE is requesting to recover an imbalance of $17.8M for 2021 and $58.7M for 2022. An order is expected to coincide with MYP by Dec 14, 2023. (7) Reflects 3-year cumulative multi-year plan. Company proposed incremental revenue requirement increases with rates effective Jan 1, 2024, Jan 1, 2025, and Jan 1, 2026, respectively. The proposed revenue requirement increase in 2024 reflects $84.8M increase for electric and $158.3M increase for gas; 2025 reflects $103.3M increase for electric and $77.0M increase for gas; 2026 reflects $125.0M increase for electric and $54.0M increase for gas. These include a proposed acceleration of certain tax benefits in 2024 and 2025 for electric, and 2024 for gas. (8) Reflects 3-year cumulative multi-year plan. Company proposed incremental revenue requirement increases of $116.4M, $36.9M, and $37.3M with rates effective Feb 15, 2024, Jan 1, 2025, and Jan 1, 2026, respectively. The cumulative revenue requirement does not total to $190.7 million due to rounding. (9) Pepco cannot predict the exact timing of the DCPSC decision. (10) Reflects 3-year cumulative multi-year plan with a proposed 9-month extension. Company proposed incremental revenue requirement increases with rates effective Apr 1, 2024, Apr 1, 2025, Apr 1, 2026, and Apr 1, 2027. Pepco proposes to extend this MYP through Dec 31, 2027 to position utilities currently operating under MYPs to file future applications on staggered schedules and avoid over-burdening Commission Staff and other parties. An order is expected by Jun 2024. (11) Based on settlement agreement filed Jul 21, 2023 to (a) establish a revenue deferral mechanism to allow the Company to recover its full Commission-authorized 12-month rate year 1 increase between Jul 1, 2024 through Mar 31, 2025, and (b) extend the procedural schedule to address intervenor resource constraints IT RT EH IB RB BGE(6) IT RT EH IB RB FO FO Pepco DC CF IT RT EH Pepco MD CF IT RT EH FO FO IT RT EH IB RB FO

21 Delmarva DE (Electric) Distribution Rate Case Filing (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) Requested revenue requirement excludes the transfer of $13.7M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power implemented full proposed rates on July 15, 2023, subject to refund. Rate Case Filing Details Notes Docket No. 22-0897 • December 15, 2022, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in electric distribution rates • This rate increase will support significant investments in infrastructure to maintain safety, reliability and customer service for our customers, as well as address emerging macroeconomic factors, specifically inflationary pressures and increased storm costs • May 30, 2023 DPL DE filed 9+3 supplemental direct testimony based on nine months actual and three months forecasted data ending June 30, 2023; update to test period resulted in revised revenue requirement request of $41.8M Test Period July 1 – June 30 Test Year 9 months actual + 3 months estimated Proposed Common Equity Ratio 50.50% Proposed Rate of Return ROE: 10.50%; ROR: 7.44% Proposed Rate Base (Adjusted) $1,083M Requested Revenue Requirement Increase $41.8M(1,2) Residential Total Bill % Increase 5.32% Detailed Rate Case Schedule Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr 12/15/2022 Rebuttal testimony Filed rate case Evidentiary hearings Initial briefs Intervenor testimony Reply briefs Q2 2024Commission order expected 9/29/2023 12/4/2023 - 12/7/2023 8/18/2023

22 ComEd Distribution Rate Case Filing (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) Reflects the revenue requirement increases in ComEd's rebuttal testimony without the effects of ComEd’s proposed phase-in approach. ComEd proposes a phase-in plan that defers recovery of 35% of the 2024 increase of $980M until 2026. (3) Includes the effects of the proposed phase-in approach. (4) Commission order expected no later than 12/20/2023. Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan 9/12/2023 Intervenor testimony Initial briefs 5/22/2023 Filed rate case 1/17/2023 Reply briefs 12/20/2023(4) Rebuttal testimony 9/27/2023 6/27/2023 8/21/2023Evidentiary hearings Commission order expected Multi-Year Plan Case Filing Details Notes Formal Case No. 23-0055 • January 17, 2023, ComEd filed a four-year multi-year plan (MYP) request with the Illinois Commerce Commission (ICC) seeking an increase in electric distribution base rates • Proposal aligns with the investments in ComEd MYIGP, which was also filed with the ICC on January 17, 2023. The two cases were consolidated into a single proceeding on January 23, 2023 • Proposal includes a phase-in of new rates, deferring 35% of the first year’s bill impact until 2026, as allowed under the Climate & Equitable Jobs Act (CEJA) • On June 27, 2023, ComEd submitted its MYP rebuttal testimony, increasing its initial revenue requirement request by approximately $74M primarily due to incorporating the costs of ComEd's Beneficial Electrification plan, as required by the ICC • Separately, on April 21, 2023, ComEd filed its 2022 formula rate reconciliation seeking recovery of $247M for rates effective on January 1, 2024. Intervenor testimony was received on July 11, 2023. An order is expected by December 17, 2023 Test Period January 1 – December 31 Test Year 2024, 2025, 2026, 2027 Proposed Common Equity Ratio 50.58% in 2024 increasing to 51.19% in 2027 2024-2027 Proposed Rate of Return ROE: 10.50%, 10.55%, 10.60%, 10.65% ROR: 7.43%, 7.50%, 7.62%, 7.70% 2024-2027 Proposed Rate Base (Adjusted) $15.4B; $16.5B; $17.6B; $18.8B 2024-2027 Requested Revenue Requirement Increase $980M, $176M, $187M, $202M(1,2) 2024-2027 Residential Total Bill % Increase 7.1%, 6.1%, 6.2%, (1.8%)(3) Detailed Rate Case Schedule

23 ACE Distribution Rate Case Filing (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) As permitted by New Jersey law, Atlantic City Electric may implement full proposed rates on November 17, 2023, subject to refund. Detailed Rate Case Schedule Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan 2/15/2023Filed rate case Rebuttal testimony 11/9/2023 - 12/13/2023Evidentiary hearings Initial briefs 9/1/2023 Reply briefs Q1 2024Commission order expected 10/6/2023 Intervenor testimony Rate Case Filing Details Notes Docket No. ER23020091 • February 15, 2023, ACE filed a distribution base rate case with the New Jersey Board of Public Utilities (NJBPU) to increase distribution base rates • This rate increase will support significant investments in infrastructure to maintain safety, reliability and customer service for customers • Includes initial recovery for ACE’s smart meter deployment (“Smart Energy Network”) and EVsmart program • Addresses macroeconomic factors, specifically inflationary pressures and increased storm costs, and includes a Prudency Review for the PowerAhead program, which made storm-hardening investments from 2017-2022 • June 1, 2023, ACE filed 9+3 supplemental direct testimony based on nine months actual and three months forecasted data ending June 30, 2023; update to test period resulted in revised revenue requirement request of $93.6M Test Period July 1 – June 30 Test Year 9 months actual + 3 months forecast Proposed Common Equity Ratio 50.20% Proposed Rate of Return ROE: 10.50%; ROR: 7.13% Proposed Rate Base (Adjusted) $2,219M Requested Revenue Requirement Increase $93.6M(1,2) Residential Total Bill % Increase 8.27%

24 BGE Distribution Rate Case Filing Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Rebuttal testimony 6/20/2023 2/17/2023Filed rate case Evidentiary hearings Intervenor testimony Initial briefs Reply briefs Commission order expected 7/31/2023 10/20/2023 10/10/2023 12/14/2023(4) 8/30/2023 – 9/8/2023 Multi-Year Plan Case Filing Details Notes Formal Case No. 9692 • February 17, 2023, BGE filed a three-year multi-year plan (MYP) request with the Maryland Public Service Commission (MDPSC) seeking an increase in electric and gas distribution base rates. • The proceeding will also reconcile the first two years of BGE’s first MYP. BGE is requesting to recover an imbalance(3) of $17.8M and $58.7M for 2021 and 2022, respectively • The increase is driven by investments to continue providing safe and reliable electric and gas distribution service to customers while laying the foundation for BGE to support the achievement of Maryland’s climate goals Test Period January 1 – December 31 Test Year 2024, 2025, 2026 Proposed Common Equity Ratio 52.00% 2024-2026 Proposed Rate of Return ROE: 10.4% ROR: 7.39%, 7.45%, 7.56% 2024-2026 Proposed Rate Base (Adjusted) $8.1B, $8.8B, $9.5B 2024-2026 Requested Revenue Requirement Increase (1,2) $243.1M, $180.3M, $179.0M 2024-2026 Residential Total Bill % Increase (2) 6.8%, 4.5%, 3.7% Detailed Rate Case Schedule (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) Reflects an average residential customer receiving both electric and gas service from BGE. Company proposed incremental revenue requirement increases with rates effective January 1, 2024, January 1, 2025, and January 1, 2026, respectively. The proposed revenue requirement increase in 2024 reflects $84.8M increase for electric and $158.3M increase for gas; 2025 reflects $103.3M increase for electric and $77.0M increase for gas; 2026 reflects $125.0M increase for electric and $54.0M increase for gas. These include a proposed acceleration of certain tax benefits in 2024 and 2025 for electric, and 2024 for gas. (3) Reflects the imbalanced amounts included in the 2021 and 2022 Annual Informational Filings filed with the MDPSC on March 31, 2022 and March 31, 2023, respectively. The reconciliation of 2021 and 2022 costs are not included in the requested revenue requirement increase. BGE is proposing that these amounts be recovered through separate electric and gas riders in 2024. (4) Expected Order Date per Statute.

25 Pepco DC Distribution Rate Case Filing Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr 10/16/2023 Initial briefs Filed rate case 4/13/2023 Rebuttal testimony Reply briefs Q2 2024(3) 12/4/2023 3/1/2024 1/22/2024 - 1/24/2024 Intervenor testimony Evidentiary hearings 2/16/2024 Commission order expected Multi-Year Plan Case Filing Details Notes Formal Case No. 1176 • April 13, 2023, Pepco submitted its “Climate Ready Pathway DC” three-year multi-year plan (MYP) application to the Public Service Commission of the District of Columbia (DCPSC) seeking an increase in electric distribution base rates • This proposal outlines investments the company will make from 2024-2026 to support a climate ready grid and help support the District’s clean energy goals • The MYP includes a proposal expanding enrollment for the RAD program, operated by the District Department of Energy and Environment, to include more Pepco DC customers who qualify for any low-income program in the District Test Period January 1 – December 31 Test Year 2024, 2025, 2026 Proposed Common Equity Ratio 50.50% 2024-2026 Proposed Rate of Return ROE: 10.5% ROR: 7.77%, 7.78%, 7.79% 2024-2026 Proposed Rate Base (Adjusted) $3.0B, $3.2B, $3.4B 2024-2026 Requested Revenue Requirement Increase (1,2) $116.4M, $36.9M, $37.3M 2024-2026 Residential Total Bill % Increase (2) 6.4%, 6.0%, 5.6% Detailed Rate Case Schedule (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) Company proposed incremental revenue requirement increases with rates effective February 15, 2024, January 1, 2025, and January 1, 2026. The cumulative revenue requirement does not total to $190.7 million due to rounding. (3) Pepco cannot predict the exact timing of the DCPSC decision.

26 Pepco MD Distribution Rate Case Filing May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun 5/16/2023 Intervenor testimony Rebuttal testimony Filed rate case Evidentiary hearings Initial briefs Reply briefs Commission order expected(4) June 2024 Multi-Year Plan Case Filing Details Notes Formal Case No. 9702 • May 16, 2023, Pepco submitted its “Climate Ready Pathway MD” three-year multi-year plan (MYP) application with proposed 9-month extension to the Maryland Public Service Commission (MDPSC) seeking an increase in electric distribution base rates • This proposal outlines investments the company will make from 2024-2027 to advance the state’s climate and clean energy goals while taking steps to mitigate the impact of these efforts on customer bills • The MYP includes investments in innovative technologies, communications and information technology, reliability and customer-driven projects, and necessary system capacity enhancements needed to support customers through the current energy transformation Test Period April 1 – March 31 Test Year (1) 2024, 2025, 2026, 2027 Proposed Common Equity Ratio 50.50% 2024-2026 Proposed Rate of Return ROE: 10.50% ROR: 7.77%, 7.79%, 7.80%, 7.81% 2024-2026 Proposed Rate Base (Adjusted) $2.6B, $2.8B, $2.9B, $3.0B 2024-2026 Requested Revenue Requirement Increase (2,3) $74.4M, $59.4M, $59.4M, $20.4M 2024-2026 Residential Total Bill % Increase (3) 5.0%, 3.8%, 3.7%, 1.2% Detailed Rate Case Schedule (1) Pepco is proposing to extend this MYP through December 31, 2027 in order to position utilities currently operating under MYPs to file future applications on staggered schedules and avoid over-burdening Commission Staff and other parties. (2) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. Additionally, Pepco is proposing acceleration of additional tax benefits to offset Rate Year 1 and Rate Year 2 bill impacts. Revenue requirement includes the impact of these proposed offsets. (3) Company proposed incremental revenue requirement increases for 3-year multi-year plan with proposed 9-month extension for rates effective April 1, 2024, April 1, 2025, April 1, 2026, and April 1, 2027. (4) Based on settlement agreement filed July 21, 2023 to (a) establish a revenue deferral mechanism to allow the Company to recover its full Commission-authorized 12-month rate year 1 increase between July 1, 2024 through March 31, 2025, and (b) extend the procedural schedule to address intervenor resource constraints.

27 Reconciliation of Non-GAAP Measures

28 Projected GAAP to Operating Adjustments • Exelon’s projected 2023 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following: – Certain costs related to a change in environmental liabilities; – Costs related to a change in the SEC matter loss contingency; – Costs related to a change in ComEd’s FERC audit liability; – Costs related to the separation; and – Other items not directly related to the ongoing operations of the business.

29 GAAP to Non-GAAP Reconciliations(1) GAAP Operating Income + Depreciation & Amortization = EBITDA - Cash Paid for Interest +/- Cash Taxes +/- Other S&P FFO Adjustments = FFO (a) Long-Term Debt + Short-Term Debt + Underfunded Pension (after-tax) + Underfunded OPEB (after-tax) + Operating Lease Imputed Debt - Cash on Balance Sheet +/- Other S&P Debt Adjustments = Adjusted Debt (b) S&P FFO Calculation(2) S&P Adjusted Debt Calculation(2) Moody’s CFO (Pre-WC)/Debt (3) = CFO (Pre-WC) (c) Adjusted Debt (d) Moody’s CFO (Pre-WC) Calculation(3) Cash Flow From Operations +/- Working Capital Adjustment +/- Other Moody’s CFO Adjustments = CFO (Pre-Working Capital) (c) Long-Term Debt + Short-Term Debt + Underfunded Pension (pre-tax) + Operating Lease Imputed Debt +/- Other Moody’s Debt Adjustments = Adjusted Debt (d) S&P FFO/Debt (2) = FFO (a) Adjusted Debt (b) Moody’s Adjusted Debt Calculation(3) (1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures. (2) Calculated using S&P Methodology. (3) Calculated using Moody’s Methodology.

30 Q2 QTD GAAP EPS Reconciliation Three Months Ended June 30, 2023 ComEd PECO BGE PHI Other Exelon 2023 GAAP Earnings (Loss) from Continuing Operations Per Share $0.25 $0.10 $0.04 $0.10 ($0.15) $0.34 Change in Environmental Liabilities - - - 0.01 - 0.01 SEC Matter Loss Contingency - - - - 0.05 0.05 Separation Costs - - - - - 0.01 2023 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.25 $0.10 $0.04 $0.12 ($0.10) $0.41 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. Three Months Ended June 30, 2022 ComEd PECO BGE PHI Other Exelon 2022 GAAP Earnings (Loss) from Continuing Operations Per Share $0.23 $0.14 $0.04 $0.10 ($0.04) $0.47 Separation Costs - - - - - 0.01 Income Tax-Related Adjustments - - - - (0.04) (0.04) 2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.23 $0.14 $0.04 $0.10 ($0.07) $0.44

31 Q2 YTD GAAP EPS Reconciliation Six Months Ended June 30, 2023 ComEd PECO BGE PHI Other Exelon 2023 GAAP Earnings (Loss) from Continuing Operations Per Share $0.49 $0.26 $0.24 $0.26 ($0.24) $1.02 Change in Environmental Liabilities - - - 0.03 - 0.03 SEC Matter Loss Contingency - - - - 0.05 0.05 Change in FERC Audit Liability 0.01 - - - - 0.01 2023 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.50 $0.26 $0.24 $0.29 ($0.19) $1.11 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. (1) Other and Exelon amounts include certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules. Six Months Ended June 30, 2022(1) ComEd PECO BGE PHI Other Exelon 2022 GAAP Earnings (Loss) from Continuing Operations Per Share $0.42 $0.35 $0.24 $0.23 ($0.28) $0.96 Separation Costs 0.01 - - 0.01 0.01 0.03 Income Tax-Related Adjustments - - - - 0.09 0.09 2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.43 $0.35 $0.24 $0.24 ($0.18) $1.08

32 GAAP to Non-GAAP Reconciliations Exelon Operating TTM ROE Reconciliation ($M)(1) 2016 2017 2018 2019 2020 2021 2022 Net Income (GAAP) $1,103 $1,704 $1,836 $2,065 $1,737 $2,225 $2,501 Operating Exclusions $461 ($24) $32 $30 $246 $82 $96 Adjusted Operating Earnings $1,564 $1,680 $1,869 $2,095 $1,984 $2,307 $2,596 Average Equity (2) $16,523 $17,779 $19,367 $20,913 $22,690 $24,967 $27,479 Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity) 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% (1) Represents the twelve-month periods December 31, 2016-2022 for Exelon’s utilities (excludes Corp and PHI Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Components may not reconcile to other SEC filings due to rounding. (2) Reflects simple average book equity for Exelon’s utilities less goodwill at ComEd and PHI.

Thank you Please direct all questions to the Exelon Investor Relations team:  InvestorRelations@ExelonCorp.com  312-394-2345